Exhibit 10.7



                          List Of Alltrista Corporation
                      Employees Who Are Expected To Execute
                          Change Of Control Agreements


Elected Corporate Officers
Thomas B. Clark            President and Chief Executive Officer
Jerry T. McDowell          Group Vice President, Metal Products
William L. Skinner         Senior Vice President, Administration and
                              Corporate Development
Kevin D. Bower             Senior Vice President and Chief Financial Officer
Larry D. Miller            Vice President, Communications and Investor Relations
Garnet E. King             Corporate Secretary and Director, Executive Services
Angela K. Knowlton         Vice President and Treasurer
J. David Tolbert           Vice President, Human Resources and Corporate Risk



Appointed Officers
Kyle L. DeJaeger           President - Industrial Plastics Company
Albert H. Giles            President - Zinc Products Company
Charles M. Gilmore         President - LumenX Company
Charles W. Orth            President - Unimark Plastics Company
John A. Metz               President - Consumer Products Company
Timothy D. Sigley          President - Plastic Packaging Company